Exhibit 99.19

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK,
NATIONAL ASSOCIATION,
Master Servicer

and

PRINCIPAL REAL ESTATE INVESTORS, LLC,
Sub-Servicer

SUB-Servicing AGREEMENT

Dated as of August 1, 2019

CD 2019-CD8 Mortgage Trust Commercial

Mortgage Pass-Through Certificates

Series 2019-CD8

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Table of Contents

(continued)

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This is a Sub-Servicing Agreement (the “Agreement”), dated as of August 1, 2019, by and between PRINCIPAL REAL ESTATE INVESTORS, LLC, having an office at 801 Grand Avenue, Des Moines, Iowa 50392-1450, and its successors and assigns (the “Sub-Servicer”), and MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, having an office at 10851 Mastin Street, Suite 700, Overland Park, Kansas, 66210, and its successors and assigns (the “Master Servicer”).

WITNESSETH:

WHEREAS, Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (the “Operating Advisor”) and as asset representations reviewer (the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (the “Certificate Administrator”), Wells Fargo Bank, National Association, as trustee (the “Trustee”), and the Master Servicer, as master servicer, have entered into that certain Pooling and Servicing Agreement dated as of August 1, 2019, as amended, modified and restated from time to time (the “Pooling and Servicing Agreement”), whereby the Master Servicer shall service certain mortgage loans and companion loans on behalf of the Trustee; and

WHEREAS, Section 3.01(c) of the Pooling and Servicing Agreement authorizes the Master Servicer to enter into this agreement with the Sub-Servicer whereby the Sub-Servicer shall service certain of such mortgage loans listed (excluding any related REO Loans or REO Properties) on Exhibit A (the “Mortgage Loan Schedule”) attached hereto (the “Mortgage Loans”) and the Serviced Pari Passu Companion Loan on behalf of the Master Servicer.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01       Defined Terms.

Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

“Additional Sub-Servicing Compensation” shall have the meaning set forth in Section 3.01(c)(20) of this Agreement.

“Collection Report” shall mean the monthly report prepared by the Sub-Servicer setting forth, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit G attached hereto.

“Mortgage Loans” shall have the meaning specified in the recitals hereto.

“Mortgage Loan Schedule” shall have the meaning specified in the recitals hereto.

“Other Determination Date Remittance Date” shall mean one (1) Business Day prior to the “determination date” as such term or similar term is defined in the Other Pooling and Servicing Agreement governing the securitization of the Serviced Pari Passu Companion Loan.

“Serviced Loan Combination” shall mean any Mortgage Loan together with any related Serviced Pari Passu Companion Loan.

“Serviced Pari Passu Companion Loan” shall mean any Serviced Pari Passu Companion Loan set forth on the Mortgage Loan Schedule.

“Sub-Servicer Collection Account” shall have the meaning set forth in Section 3.01(c)(9) of this Agreement.

“Sub-Servicer Loan Combination Custodial Account” shall have the meaning specified in Section 3.01(c)(10) of this Agreement.

“Sub-Servicer Remittance Amount” shall mean, with respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Collection Account as of such date, (ii) the aggregate of the amounts on deposit in the Sub-Servicer Loan Combination Custodial Account, (iii) the aggregate of all other amounts received with respect to the Mortgage Loans and the Serviced Pari Passu Companion Loan as of such date to the extent not previously remitted to the Master Servicer, and (iv) the aggregate amount of Compensating Interest Payments deposited by the Sub-Servicer in the Sub-Servicer Collection Account and the Sub-Servicer Loan Combination Custodial Account as required by Section 3.17(c) of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(22) of this Agreement; net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments or (ii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.12 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(20) of this Agreement.

“Sub-Servicer Remittance Date” shall mean each Determination Date.

“Sub-Servicing Fee” shall mean, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(20) of this Agreement.

“Sub-Servicing Fee Rate” shall mean, with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan, the rate that corresponds to such Mortgage Loan or Serviced Pari Passu Companion Loan set forth on Exhibit A hereto under the heading “Sub-Servicing Fee %.”

“Task List” shall mean the task list attached hereto as Exhibit K.

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ARTICLE II

MASTER SERVICER’S ENGAGEMENT OF SUB-SERVICER
TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01       Contract for Servicing; Possession of Loan Documents.

The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement and the Pooling and Servicing Agreement, for the servicing of the Mortgage Loans and the Serviced Pari Passu Companion Loan. On and after the Closing Date, the Sub-Servicer shall hold any portion of the Servicing File or the Mortgage File (including without limitation, any original letter of credit) in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer’s possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Mortgage Loan and related Serviced Pari Passu Companion Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Mortgage Loan by the Trustee and ownership of the Serviced Pari Passu Companion Loan by the Companion Loan Noteholder. The Sub-Servicer shall release from its custody any Servicing File or any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement. Within thirty (30) days following the Closing Date the Sub-Servicer shall provide to the Master Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by the Sub-Servicer and identifying the letters of credit, the amounts of the letters of credit and the Mortgage Loans to which they relate. The Sub-Servicer shall provide to the Master Servicer as soon as practicable after request therefor by the Master Servicer a copy of any documents held by it with respect to any Mortgage Loan or the Serviced Pari Passu Companion Loan. During the term of this Agreement, upon the request of the Master Servicer, without limiting any obligation in any other provision in this Agreement, the Sub-Servicer will also provide to the Master Servicer a copy of any lease, amendments to Loan Documents and other documents in its possession related to the Mortgaged Property securing the related Mortgage Loan or related to the Mortgage Loan or the Serviced Pari Passu Companion Loan.

Section 2.02       Notice of Breach of Representations and Warranties; Repurchase Request.

Following receipt of the applicable Mortgage Loan Purchase Agreement, the Master Servicer shall provide a copy of the applicable Mortgage Loan Purchase Agreement to the Sub-Servicer. The Sub-Servicer shall notify the Master Servicer in writing within five (5) Business Days after the Sub-Servicer (a) discovers or receives notice alleging a Defect or a Breach (without implying any duty of the Sub-Servicer to make, or to attempt to make, such a discovery), (b) receives a Repurchase Request, Repurchase Request Withdrawal, Repurchase or Repurchase Request Rejection, or (c) receives a Certificateholder Repurchase Request or a PSA Party Repurchase Request, in each case with respect to a Mortgage Loan. The Sub-Servicer shall also provide to the Master Servicer (a) a copy of any such Repurchase Request, Certificateholder Repurchase Request or PSA Party Repurchase Request received by the Sub-Servicer and (b) such

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other information in the possession of the Sub-Servicer requested by the Master Servicer as would permit the Master Servicer to comply with its obligations under Section 2.03 of the Pooling and Servicing Agreement.

Section 2.03       Notice of Change of the Special Servicer, the Operating Advisor or the Directing Holder.

The Master Servicer shall promptly forward to the Sub-Servicer any notice received by it under the Pooling and Servicing Agreement of any resignation, replacement or other change of the Special Servicer, the Operating Advisor or the Directing Holder.

Section 2.04       Power of Attorney.

The Master Servicer and the Sub-Servicer shall use reasonable efforts to agree on a form of powers of attorney which powers of attorney shall be in a form substantially similar to the power of attorney given by the Trustee to Master Servicer under the Pooling and Servicing Agreement to permit the Master Servicer to furnish to the Sub-Servicer the related original power of attorney within 30 days after the Closing Date. In addition, upon written request by the Sub-Servicer, the Master Servicer shall furnish, or cause to be furnished, to the Sub-Servicer any powers of attorney in a form mutually agreed to by the Master Servicer and the Sub-Servicer, which powers of attorney shall be in a form substantially similar to the power of attorney given by the Trustee to Master Servicer under the Pooling and Servicing Agreement, and other documents reasonably necessary or appropriate to enable the Sub-Servicer to carry out its servicing and administrative duties hereunder; provided that the Master Servicer shall not be held responsible or liable for any acts of the Sub-Servicer, or for any negligence with respect to, or misuse of, any such power of attorney by the Sub-Servicer. Notwithstanding anything contained herein to the contrary, the Sub-Servicer shall not, without the Master Servicer’s written consent: (i) appear in, prosecute or defend any legal action solely under the Master Servicer's name; or (ii) take any action with the intent to cause, and that actually causes, the Master Servicer to be registered to do business in any state. In addition, the Sub-Servicer shall not take any action, in the use of any such power of attorney or otherwise, that would violate the Servicing Standard or any of the prohibitions applicable to the Master Servicer in the Pooling and Servicing Agreement. The Sub-Servicer shall indemnify the Master Servicer for any and all costs, liabilities and expenses incurred by the Master Servicer in connection with the negligent or willful misuse of such powers of attorney by the Sub-Servicer or its agents or subcontractors, as applicable.

ARTICLE III

SERVICING OF THE MORTGAGE LOANS AND THE SERVICED PARI PASSU COMPANION LOAN

Section 3.01       Sub-Servicer to Service.

(a)             The Sub-Servicer, as an independent contractor, shall service and administer the Mortgage Loans and the Serviced Pari Passu Companion Loan on behalf of the Trust Fund and Trustee (for the benefit of the Certificateholders or in the case of the Serviced Pari Passu Companion Loan for the benefit of the Certificateholders and the Companion Loan Noteholder as a collective whole as if such Certificateholders and Companion Loan Noteholder constituted a

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single lender, subject to the terms and conditions of the related Intercreditor Agreement) as determined in the good faith and reasonable judgment of the Sub-Servicer in accordance with: (i) any and all applicable laws; (ii) the express terms of this Agreement, the Pooling and Servicing Agreement, the Loan Documents and, in the case of the Serviced Pari Passu Companion Loan, the related Intercreditor Agreement, and (iii) the Servicing Standard under the Pooling and Servicing Agreement.

(b)            The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer as set forth in those sections of the Pooling and Servicing Agreement specifically incorporated herein pursuant to Section 3.01(c) of this Agreement (the “Incorporated Sections”), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Certificate Administrator, the Custodian, the Depositor, the 17g-5 Information Provider, the Asset Representations Reviewer, the Underwriters, the Initial Purchasers, the Directing Holder, the Operating Advisor, the Rating Agencies, the Certificateholders, the Serviced Companion Loan Noteholder, any Risk Retention Consultation Parties and the Special Servicer (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.23 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all of the Mortgage Loans and the Serviced Pari Passu Companion Loan so long as they are not Specially Serviced Loans; provided, however, that the Sub-Servicer shall continue to receive payments (and provide notice to the Master Servicer of such payments), collect information and prepare and deliver reports to the Master Servicer required hereunder with respect to any Mortgage Loan or Serviced Pari Passu Companion Loan that is a Specially Serviced Loan, and render such incidental services with respect to any Specially Serviced Loans as and to the extent as may be specifically provided for herein with respect to any Specially Serviced Loans to the extent such provisions of the Pooling and Servicing Agreement are incorporated herein pursuant to Section 3.01(c) of this Agreement. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.23 of the Pooling and Servicing Agreement, as modified herein, and to the Special Servicer’s rights to service Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, (i) references to the Trustee, the Certificate Administrator, the Custodian, the Depositor, the 17g-5 Information Provider, the Special Servicer, the Underwriters, the Initial Purchasers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holder, the Rating Agencies, the Serviced Companion Loan Noteholder, any Risk Retention Consultation Parties and the Certificateholders in the Incorporated Sections (and in the definitions of the defined terms used therein) shall be deemed to be references to the Master Servicer hereunder, (ii) references to the Master Servicer in the Incorporated Sections (and in the definitions of the defined terms used therein) shall be deemed to be references to the Sub-Servicer hereunder, (iii) references to the Mortgage Loans (as defined in the Pooling and Servicing Agreement), the Serviced Whole Loan (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loans or the Serviced Companion Loans (each as defined in the Pooling and Servicing Agreement) in the Incorporated Sections (and in the definitions of the defined terms used therein) shall be deemed to be references to the Mortgage Loans (as defined in this Agreement), the Serviced Loan Combination (as defined in this Agreement) and the Serviced Pari Passu Companion Loan (as

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defined in this Agreement), respectively, and (iv) references to the Pooling and Servicing Agreement in the Incorporated Sections (and in the definitions of the defined terms used therein) shall be deemed to be references to this Agreement (such modifications of the Incorporated Sections (and of the definitions of the defined terms used therein) pursuant to clauses (i) through (iv) of this sentence shall be referred to herein as the “References Modification”). In each case where the Master Servicer is given any power to act under the provisions of the Incorporated Sections, such power is hereby delegated to the Sub-Servicer to the extent necessary to perform its obligations under this Agreement and subject to any restrictions in this Agreement. The Sub-Servicer shall perform the duties and obligations allocated to the Sub-Servicer as reflected on the Task List. To the extent of any conflict or inconsistency between the Task List and this Agreement (other than the Task List), this Agreement shall control.

Notwithstanding anything to the contrary herein, with respect to any requirement in an Incorporated Section for the Master Servicer to provide notices or documents to, obtain the consent of, or consult or otherwise communicate with, any other party to or referenced in the Pooling and Servicing Agreement (including the Operating Advisor, the Directing Holder and any Risk Retention Consultation Party), it is the intent of the parties hereto that, except as required by Article X of the Pooling and Servicing Agreement as incorporated herein and except as expressly set forth herein, the Sub-Servicer provide such notices or documents to, or otherwise communicate with, the Master Servicer, and the Master Servicer provide such notices or documents to, or otherwise communicate with, the other party or parties to or referenced in the Pooling and Servicing Agreement.

(c)             The following Sections of the Pooling and Servicing Agreement, unless otherwise provided in this Section 3.01(c), are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below:

(1)                    Section 1.02. The determination as to the application of amounts collected in respect of any Mortgage Loan or the Serviced Pari Passu Companion Loan, to the extent the application is not governed by the express provisions of the related Mortgage Note or Mortgage, or in respect of any REO Property shall be made by the Master Servicer in accordance with Sections 1.02(f) and (g) of the Pooling and Servicing Agreement.

(2)                    Section 2.04. Section 2.04(a)(i) of the Pooling and Servicing Agreement shall be deemed modified to read “The Sub-Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, and the Sub-Servicer is in compliance with the laws of each state (within the United States of America) in which any related Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.” Section 2.04(a)(iii) of the Pooling and Servicing Agreement shall be deemed modified to read “The Sub-Servicer has the full limited liability company power and authority to enter into and consummate all transactions to be performed by it contemplated by this Agreement, has duly authorized the execution, delivery and performance by it of this Agreement, and has duly executed and delivered this Agreement;”. The Sub-Servicer hereby represents and warrants to the Master Servicer, as of the date hereof, that (i) each insurance policy and fidelity bond referenced in Section 3.08(d) of the Pooling and Servicing Agreement will name the Master Servicer as an additional insured and loss payee (which insurance policy and fidelity bond, as applicable, naming

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the Master Servicer as an additional insured and loss payee will be provided to the Master Servicer within thirty (30) days after the Closing Date), (ii) the long-term debt ratings of the Sub-Servicer (or its corporate parent) are (x) at least equal to “BBB+” (or its equivalent) from any one of Moody’s Investors Service, Inc., S&P Global Ratings or Fitch Ratings, Inc. or (y) are otherwise satisfactory to the Master Servicer, and (iii) the Sub-Servicer is authorized to transact business in the state or states in which the Mortgaged Properties for the Mortgage Loans are situated, if and to the extent required by applicable law to the extent necessary to ensure the enforceability of the related Mortgage Loans or the compliance with its obligations under this Agreement and the Master Servicer’s obligations under the Pooling and Servicing Agreement.

(3)                    Sections 3.01(a), (b), and (e). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify on a quarterly basis, starting with the quarter ending in September of 2019 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter the information on each Mortgage Loan and the Serviced Pari Passu Companion Loan as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(36) of this Agreement. In addition, without limiting the generality of the foregoing, the Sub-Servicer shall take all necessary action to continue all UCC Financing Statements in favor of the originator of each Mortgage Loan (or the Serviced Loan Combination) or in favor of any assignee prior to the expiration of such UCC Financing Statements. The Sub-Servicer shall not modify, amend, waive or otherwise consent to any change of the terms of any Mortgage Loan or Serviced Pari Passu Companion Loan except as allowed by this Agreement (including Section 3.01(c)(32) of this Agreement).

(4)                    Sections 3.01(c) and (d). Clauses (i), (ii) and (iv) of the definition of “References Modification” shall not apply to this Section 3.01(c)(4). Each provision of Section 3.01(c) of the Pooling and Servicing Agreement shall be enforceable against the Sub-Servicer in accordance with the terms thereof. To the extent necessary for the Sub-Servicer to comply with applicable laws or in connection with certain assigning limited sub-servicing duties to third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies, or if otherwise consented to by the Master Servicer, the Sub-Servicer may enter into any subservicing agreement with another subservicer that would permit such subservicer to perform any or all of the Sub-Servicer’s servicing responsibilities under this Agreement; provided, however, if such subservicer would be a servicer as contemplated by Item 1108(a)(2) of Regulation AB, no such subservicer may be Risk Retention Affiliated with or a Risk Retention Affiliate of the Third-Party Purchaser. Notwithstanding any subservicing agreement, the Subservicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement to the same extent and under the same terms and conditions as if the Subservicer were servicing the Mortgage Loans alone. Any such subservicing agreement must be consistent with the provisions of Section 3.01(c) of the PSA. The Sub-Servicer shall not commence any foreclosure or similar proceedings with respect to any Mortgaged Property and the Sub-Servicer shall not take any action that the Master Servicer would be prohibited from taking under the Pooling and Servicing Agreement.

(5)                    Section 3.03. Without the express written consent of the Master Servicer, the Sub-Servicer shall not waive any Penalty Charge. The Sub-Servicer shall promptly forward to the

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Master Servicer all financial statements, budgets, operating statements and rent rolls collected by the Sub-Servicer within the timeframe set forth in Section 3.01(c)(36) hereof.

(6)         Section 3.04(a) and (c). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify to the information on each Mortgage Loan and the Serviced Pari Passu Companion Loan with respect to taxes, insurance premiums, assessments, ground rents and other similar items on a quarterly basis starting for the quarter ending in September of 2019 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(36) of this Agreement. Upon the occurrence of an insured loss at a Mortgaged Property, the Sub-Servicer shall notify the Master Servicer of the loss and the Sub-Servicer’s receipt of the proceeds paid under such insurance policy. With respect to non-escrowed payments, when the Sub-Servicer becomes aware in accordance with the Servicing Standard that a Borrower has failed to make any such payment or, with respect to escrowed loans, collections from the Borrower are insufficient to pay any such item before the applicable penalty or termination date, the Sub-Servicer shall promptly notify the Master Servicer.

(7)         Section 3.04(b). The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer within three (3) calendar days after the Closing Date and thereafter to the Master Servicer upon any transfer of any Escrow Account. Without the express written consent of the Special Servicer, the Sub-Servicer shall not (A) waive or extend the date set forth in any agreement governing reserve funds by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed or (B) release any earn-out reserve funds or return any related letters of credit delivered in lieu of earn-out reserve funds; provided that the Sub-Servicer may grant such a waiver or perform such release or return without the consent of the Special Servicer if such waiver release or return, as the case may be, is neither a Major Decision nor a Special Servicer Decision.

(8)         Reserved.

(9)         Section 3.05(a). The Sub-Servicer shall establish a custodial account (hereinafter the “Sub-Servicer Collection Account”), meeting all of the requirements of the Collection Account, and references to the Collection Account shall be references to such Sub-Servicer Collection Account. The creation of any Sub-Servicer Collection Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Collection Account. Notwithstanding the fourth paragraph of Section 3.05(a) of the Pooling and Servicing Agreement, the Sub-Servicer shall deposit into the Sub-Servicer Collection Account and include in its Sub-Servicer Remittance Amount all Prepayment Interest Excess and all charges for beneficiary statements or demands, Assumption Fees, assumption application fees, Modification Fees, consent fees, extension fees or amounts collected for Borrower checks returned for insufficient funds collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Penalty Charges. Any amounts of additional servicing compensation payable to the Special Servicer pursuant to Section 3.12(b) and (c) of the Pooling and Servicing Agreement shall

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be remitted to the Special Servicer by the Sub-Servicer; provided that the Sub-Servicer shall promptly provide the Master Servicer with a copy of any such remittance. For purposes of the last paragraph of Section 3.05(a) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein with respect to any Specially Serviced Loans or Serviced REO Property (including, but not limited to, principal payments and Principal Prepayments, interest payments, late payment charges and other Penalty Charges, and Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, as more fully described in the Pooling and Servicing Agreement) directly to the Sub-Servicer for deposit in the Sub-Servicer Collection Account; provided, however, the Sub-Servicer shall promptly provide a copy of any such deposit to the Master Servicer. For avoidance of doubt, Sub-Servicer may provide Servicer with notice of such remittances or deposits in its Collection Report.

(10)                 Section 3.05(g) and (h). If there are any Serviced Pari Passu Companion Loans subject to this Agreement, the Sub-Servicer shall establish a collection account (hereinafter the “Sub-Servicer Loan Combination Custodial Account”), meeting all of the requirements of the Serviced Whole Loan Collection Account, and references to the Serviced Whole Loan Collection Account shall be references to such Sub-Servicer Loan Combination Custodial Account. The creation of any Sub-Servicer Loan Combination Custodial Account shall be evidenced by a certification in the form of Exhibit F attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Loan Combination Custodial Account. Notwithstanding the second paragraph of Section 3.05(g) of the Pooling and Servicing Agreement, the Sub-Servicer shall deposit into the Sub-Servicer Loan Combination Custodial Account and include in its Sub-Servicer Remittance Amount all Prepayment Interest Excess and all charges for beneficiary statements or demands, Assumption Fees, assumption application fees, Modification Fees, consent fees, extension fees or amounts collected for Borrower checks returned for insufficient funds collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Penalty Charges. Any amounts of additional servicing compensation payable to the Special Servicer pursuant to Section 3.12(b) and (c) of the Pooling and Servicing Agreement shall be remitted to the Special Servicer by the Sub-Servicer; provided that the Sub-Servicer shall promptly provide the Master Servicer with a copy of any such remittance. For purposes of the final paragraph of Section 3.05(g) of the Pooling and Servicing Agreement, the Master Servicer shall direct the Special Servicer to make payment of amounts referenced therein with respect to any Specially Serviced Loans or Serviced REO Property (including, but not limited to, principal payments and Principal Prepayments, interest payments, late payment charges and other Penalty Charges, and Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, as more fully described in the Pooling and Servicing Agreement) directly to the Sub-Servicer for deposit in the Sub-Servicer Loan Combination Custodial Account; provided, however, the Sub-Servicer shall promptly provide a copy of any such deposit to the Master Servicer. For avoidance of doubt, Sub-Servicer may provide Servicer with notice of such remittances or deposits in its Collection Report.

(11)                 Section 3.06(a) is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Collection Account (or the applicable subaccount of the Sub-Servicer Collection Account exclusive of the Sub-Servicer Loan Combination Custodial Account) for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

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(i)       to remit to the Master Servicer for deposit in the Collection Account the amounts required to be so deposited pursuant to Section 3.01(c)(37) of this Agreement;

(ii)       to pay itself earned and unpaid Sub-Servicing Fees in respect of each Mortgage Loan and Specially Serviced Loan, the Sub-Servicer’s right to payment of its Sub-Servicing Fee pursuant to this clause (ii) with respect to any Mortgage Loan or Specially Serviced Loan being limited to amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds) that are allocable as a recovery of interest thereon;

(iii)      to pay itself, with respect to any Mortgage Loan any related earned Sub-Servicing Fee that remained unpaid in accordance with clause (ii) above following a Final Recovery Determination made with respect to such Mortgage Loan and the deposit into the Sub-Servicer Collection Account of all amounts received in connection therewith;

(iv)      to pay itself, as additional servicing compensation in accordance with Section 3.12(a) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Collection Account as provided in Section 3.01(c)(13) of this Agreement (but only to the extent of the net investment earnings with respect to the Sub-Servicer Collection Account for the period from and including the prior Sub-Servicer Remittance Date to and including such Sub-Servicer Remittance Date);

(v)       to pay itself any items of additional servicing compensation to which it is entitled pursuant to Section 3.01(c)(20) of this Agreement;

(vi)      to remove any amounts deposited in the Sub-Servicer Collection Account in error;

(vii)      to pay itself any amounts payable to the Sub-Servicer pursuant to Section 6.03 of the Pooling and Servicing Agreement, but only to the extent allowed by the Pooling and Servicing Agreement and Section 3.03 of this Agreement;

(viii)     to reimburse itself for any unreimbursed Servicing Advance made pursuant to Section 3.01(c)(27) of this Agreement, if not reimbursed by the Master Servicer within the time required by Section 3.01(c)(27) of this Agreement; and

(ix)      to clear and terminate the Sub-Servicer Collection Account at the termination of this Agreement.

The first paragraph of Section 3.06(a) of the Pooling and Servicing Agreement is incorporated herein. The Sub-Servicer shall keep and maintain separate accounting records, on a Mortgage Loan-by-Mortgage Loan basis for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Collection Account. On each Sub-Servicer Remittance Date, all

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income and gain realized from investment of funds to which the Sub-Servicer is entitled shall be subject to withdrawal by such Sub-Servicer.

(12)                 (A) Section 3.06(b) is not incorporated herein. If there are any Serviced Pari Passu Companion Loans subject to this Agreement, the Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Loan Combination Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

(i)        to remit to the Master Servicer for deposit in the Serviced Whole Loan Collection Account the amounts required to be so deposited pursuant to Section 3.01(c)(12)(C) below;

(ii)       to pay itself earned and unpaid Sub-Servicing Fees, with respect to the Serviced Loan Combination in respect thereof, the Sub-Servicer’s right to payment pursuant to this clause (ii) with respect to any Serviced Loan Combination being limited to amounts on deposit in the Sub-Servicer Loan Combination Custodial Account that are received on or in respect of on such Serviced Loan Combination (whether in the form of payments, Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds) that are allocable as recovery of interest thereon;

(iii)       to pay itself, with respect to any Serviced Loan Combination any related earned Sub-Servicing Fee that remained unpaid in accordance with clause (ii) above following a Final Recovery Determination made with respect to such Serviced Loan Combination and the deposit into the Sub-Servicer Collection Account of all amounts received in connection therewith;

(iv)       to pay itself as additional servicing compensation in accordance with Section 3.12(a) of the Pooling and Servicing Agreement, interest and investment income earned in respect of amounts held in the Sub-Servicer Loan Combination Custodial Account as provided in Section 3.01(c)(13) of this Agreement (but only to the extent of the net investment earnings with respect to the Sub-Servicer Loan Combination Custodial Account for the period from and including the prior Sub-Servicer Remittance Date to and including such Sub-Servicer Remittance Date);

(v)       to pay itself any items of additional servicing compensation to which it is entitled pursuant to Section 3.01(c)(20) of this Agreement;

(vi)       to remove any amounts deposited in the Sub-Servicer Loan Combination Custodial Account in error;

(vii)      to pay itself any amounts payable to the Sub-Servicer pursuant to Section 6.03 of the Pooling and Servicing Agreement, but only to the extent allowed by the Pooling and Servicing Agreement and Section 3.03 of this Agreement;

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(viii)     to reimburse itself, for any unreimbursed Servicing Advance made pursuant to Section 3.01(c)(27) of this Agreement, if not reimbursed by the Master Servicer within the time required by Section 3.01(c)(27) of this Agreement; and

(ix)       to clear and terminate the Sub-Servicer Loan Combination Custodial Account at the termination of this Agreement.

(B)       The first paragraph of Section 3.06(b) of the Pooling and Servicing Agreement is incorporated herein. The Sub-Servicer shall keep and maintain separate accounting records, on a Mortgage Loan-by-Mortgage Loan and Companion Loan-by-Companion Loan basis for the purpose of justifying any withdrawal, debit or credit from the Sub-Servicer Loan Combination Custodial Account. Upon written request, the Sub-Servicer shall provide to the Master Servicer such records.

(C)       On the earlier of the Sub-Servicer Remittance Date or the Other Determination Date Remittance Date in each calendar month, the Sub-Servicer shall remit to the related Master Servicer an amount equal to the portion of the Sub-Servicer Remittance Amount allocable to such Serviced Loan Combination for such date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date or the Other Determination Date Remittance Date shall be made by wire transfer and shall be made by 3:00 p.m. central time on such date. Immediately after receipt of any delinquent payment on a Serviced Loan Combination, the Sub-Servicer shall remit to the Master Servicer on such Business Day such delinquent payment and any related Penalty Charges (excluding any amounts to which the Sub-Servicer is entitled as compensation pursuant to Section 3.12 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(20) of this Agreement). Section 3.01(c)(36) of this Agreement sets forth certain reporting requirements with respect to such remittances. If any check or other form of payment received by the Sub-Servicer from a Borrower with respect to a Serviced Loan Combination is returned for insufficient funds resulting in a payment default by the Borrower and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within three (3) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds.

(13)      Section 3.07 is not incorporated herein. The Sub-Servicer may invest funds in the Sub-Servicer Collection Account, the Sub-Servicer Loan Combination Custodial Account and any Escrow Account maintained by the Sub-Servicer on the same terms as the Master Servicer may invest funds in the Collection Account, the Serviced Whole Loan Collection Account and any Escrow Account, and subject to the same rights, restrictions, requirements and obligations regarding maturity dates, gains, losses, withdrawals, possession, characteristics and control of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Collection Account, the Sub-Servicer Loan Combination Custodial Account and/or any Escrow Account shall be made in the name of the Trustee or a nominee of the Trustee (in each case for the benefit of the Certificateholders) and (B) the Sub-Servicer, on behalf of the Trustee, shall take the actions described in Section 3.07 of the Pooling and Servicing Agreement as applicable to the Master Servicer necessary to perfect the Trustee’s interest in Permitted Investments.

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(14)         Section 3.08(a) and (c). References to the Collection Account shall be references to the Sub-Servicer Collection Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Master Servicer as additional insured and loss payee. Within fifteen (15) days after the Closing Date, the Sub-Servicer shall forward to the Master Servicer, for each Mortgage Loan, a fully completed certificate of insurance in the form of Exhibit H attached hereto. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and certify as to the status of insurance policies relating to the Mortgage Loans and the Serviced Pari Passu Companion Loan on a quarterly basis starting for the quarter ending in September of 2019 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty (30) days of the end of such quarter as required by, and in the form of, Exhibit E attached hereto, pursuant to Section 3.01(c)(36) of this Agreement. The Sub-Servicer shall promptly notify the Master Servicer of any Mortgaged Property that is not insured against terrorist or similar acts. The Master Servicer or the Special Servicer shall make all determinations with respect to terrorism insurance matters required to be made under Section 3.08 of the Pooling and Servicing Agreement, and the Sub-Servicer shall reasonably cooperate with the Special Servicer in connection therewith.

(15)            Section 3.08(b). References to the Collection Account shall be references to the Sub-Servicer Collection Account.

(16)         Section 3.08(d). The blanket fidelity bond and the errors and omissions insurance policy required hereunder shall name the Master Servicer as an additional insured and loss payee. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing the blanket fidelity bond and the errors and omissions insurance policy required hereunder on or before December 31 of each year, beginning December 31, 2019. The Sub-Servicer shall be allowed to provide self-insurance with respect to the blanket fidelity bond and the errors and omissions insurance policy required under this Section 3.01(c)(16) under the terms and conditions applicable to the Master Servicer under Section 3.08(d) of the Pooling and Servicing Agreement. Further, annually and upon request, the Sub-Servicer shall certify to Master Servicer that it has maintained all fidelity bond and errors and omissions insurance required to be maintained by the Sub-Servicer under this Agreement and such insurance and bonds are in full force and effect.

(17)                 Section 3.09. With respect to any assumption, transfer or other action contemplated by Section 3.09 of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section 3.09 of the Pooling and Servicing Agreement (including dealing directly with the Special Servicer on matters for which the Pooling and Servicing Agreement requires the Master Servicer to deal with the Special Servicer) without the prior review or approval of the Master Servicer, but subject to all requirements and restrictions set forth in Section 3.09 of the Pooling and Servicing Agreement; provided, however, that the Sub-Servicer shall copy the Master Servicer on all correspondence to the Special Servicer regarding such matters (including any written recommendation and analysis and the final executed definitive agreements) and the Sub-Servicer shall prepare any package and analysis necessary to obtain any required Rating Agency Confirmation and forward such package to the Master Servicer for the Master Servicer to deal with the Rating Agencies. For avoidance of doubt, the Sub-Servicer shall not approve or consent to any assumption, transfer or other action contemplated by Section 3.09 of the Pooling and Servicing Agreement that requires the Special Servicer’s consent without the

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consent of the Special Servicer. With respect to any defeasance contemplated by Section 3.09(g) of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section 3.09(g) of the Pooling and Servicing Agreement, but subject to all requirements and restrictions set forth in Section 3.09(g) of the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer will not process any defeasance contemplated by Section 3.09(g) of the Pooling and Servicing Agreement without the prior written consent of the Master Servicer. Upon completion of any such defeasance, the Sub-Servicer shall deliver to the Master Servicer notice of such completion and provide copies of the fully executed definitive documents.

(18)                 Section 3.10. Section 3.10(a) is not incorporated by reference herein. Clauses (i), (ii) and (iv) of the definition of “References Modification” shall not apply to this Section 3.01(c)(18). On the last Business Day of each month, the Sub-Servicer shall provide to the Master Servicer a CREFC® Delinquent Loan Status Report, provided that the information set forth in such report shall be as of the close of business on the Business Day immediately preceding the delivery of such report; provided, further, that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the CREFC® Delinquent Loan Status Report, the Sub-Servicer shall not be required to deliver a CREFC® Delinquent Loan Status Report. Notwithstanding the foregoing, no CREFC® Delinquent Loan Status Report shall be required under this Section 3.01(c)(18) in any month in which the Periodic Payments for all Mortgage Loans and the Serviced Pari Passu Companion Loan have been collected as of the related Determination Date. The Master Servicer shall forward to the Sub-Servicer information and reports received from the Special Servicer necessary to prepare such reports (or shall cause the Special Servicer to deliver such information and reports to the Sub-Servicer). The Sub-Servicer shall cooperate fully with the Master Servicer and provide the Master Servicer (via electronic delivery) with any information in its possession requested by the Master Servicer necessary for the Master Servicer to comply with its obligations under the second paragraph of Section 3.10(a) of the Pooling and Servicing Agreement.

(19)                 Section 3.11. The references to the Collection Account in Section 3.11(a) of the Pooling and Servicing Agreement shall be references to the Sub-Servicer Collection Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Collection Account.

(20)                 Section 3.12(a), (e) and (f). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. All references to the Collection Account shall be references to the Sub-Servicer Collection Account and all references to the Serviced Whole Loan Collection Account shall be references to the Sub-Servicer Loan Combination Custodial Account. The Sub-Servicer shall be entitled to retain, and shall not be required to deposit in the Sub-Servicer Collection Account or the Sub-Servicer Loan Combination Custodial Account, as applicable, additional servicing compensation in the form of the following items to the extent collected from the related Borrower (the following items together with the items in clauses (a) through (d) below, collectively, “Additional Sub-Servicing Compensation”): (i) 100% of that portion of any Modification Fees to which the Master Servicer is entitled pursuant to Section 3.12(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(32) of this Agreement, (ii) 100% of

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that portion of any assumption application fees and other similar items to which the Master Servicer is entitled pursuant to Section 3.12(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(17) of this Agreement, (iii) 80% of that portion of any Assumption Fees, consent fees and other similar fees (other than assumption application fees and defeasance fees) to which the Master Servicer is entitled under Section 3.12(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(17) or Section 3.01(c)(32) of this Agreement, (iv) 100% of that portion of any defeasance fees to which the Master Servicer is entitled under Section 3.12(a) of the Pooling and Servicing Agreement collected by the Sub-Servicer in connection with matters performed by the Sub-Servicer pursuant to Section 3.01(c)(17) of this Agreement, and (v) 100% of any beneficiary statement charges to the extent such beneficiary statements are prepared by the Sub-Servicer and amounts collected for checks returned for insufficient funds, in each case to the extent the Master Servicer is entitled to such charges and amounts under Section 3.12(a) of the Pooling and Servicing Agreement and such charges and amounts were collected by the Sub-Servicer with respect to the Mortgage Loans or the Serviced Pari Passu Companion Loan. The Sub-Servicer shall be entitled to (a) interest or other income earned on deposits relating to the Trust Fund in the Sub-Servicer Collection Account and the Sub-Servicer Loan Combination Custodial Account in accordance with Section 3.01(c)(13) of this Agreement, (b) interest or other income earned on deposits in any Escrow Account maintained by the Sub-Servicer which are not required by applicable law or the related Mortgage Loan to be paid to the Borrower, (c) in respect of any Distribution Date, Prepayment Interest Excesses collected on the Mortgage Loans (to the extent not offset by Prepayment Interest Shortfalls with respect to all of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) or required to be paid as Compensating Interest Payments with respect to all of the Mortgage Loans (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loan), and (d) 100% of any charges for processing Borrower requests (other than requests for actions otherwise addressed in this Section 3.01(c)(20)) processed by the Sub-Servicer. In accordance with Section 3.01(c)(32), the Sub-Servicer shall process all requests for any matter that constitutes a Major Decision with respect to any Mortgage Loan or Serviced Loan Combination that is a Performing Loan, including seeking the consent of the Special Servicer with respect to any such matter. Notwithstanding anything to the contrary herein, the Master Servicer shall be entitled to charge and retain 100% of any reasonable review fees (to the extent such review fees are not prohibited under the related Loan Documents and only to the extent actually paid by the related Borrower) in connection with any Borrower request that requires the consent or approval of the Master Servicer or Rating Agency Confirmation. The Sub-Servicer shall not waive any such review fees charged by the Master Servicer without the consent of the Master Servicer. The Sub-Servicer shall not be entitled to any Penalty Charges to which the Master Servicer is entitled pursuant to the Pooling and Servicing Agreement. The Sub-Servicer shall remit to the Master Servicer all additional servicing compensation collected by the Sub-Servicer to the extent not constituting Additional Sub-Servicing Compensation, including, without limitation, all Penalty Charges. Notwithstanding anything to the contrary herein, the Sub-Servicer shall not be entitled to any Sub-Servicing Fee or any Additional Sub-Servicing Compensation with respect to any REO Loan or REO Property. The Master Servicer shall not waive any reasonable review fees charged by the Sub-Servicer without the consent of the Sub-Servicer.

(21)                 Sections 3.12(b) and (c) are not incorporated herein.

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(22)           Section 3.17(c). The Sub-Servicer shall deposit all Compensating Interest Payments in the Sub-Servicer Collection Account or the Sub-Servicer Loan Combination Custodial Account, as applicable, on each Sub-Servicer Remittance Date to the extent that the Master Servicer is required to remit such amounts under Section 3.17(c) of the Pooling and Servicing Agreement, and except that references to the Master Servicing Fees and the Mortgage Loans (as defined in the Pooling and Servicing Agreement) and the Serviced Pari Passu Companion Loans (as defined in the Pooling and Servicing Agreement) in the definition of “Compensating Interest Payments” in the Pooling and Servicing Agreement and Section 3.17(c) of the Pooling and Servicing Agreement shall be references to the Sub-Servicing Fees, the Mortgage Loans (as defined in this Agreement) and the Serviced Pari Passu Companion Loan (as defined in this Agreement). Notwithstanding the foregoing, the Sub-Servicer shall have no obligation to deposit any amount set forth in the preceding sentence (i) for Specially Serviced Loans or Mortgage Loans on which the Master Servicer allowed or consented to the Sub-Servicer allowing a Principal Prepayment on a date other than the applicable Due Date or (ii) for any Specially Serviced Loan or any Mortgage Loan or related Serviced Pari Passu Companion Loan on which the Special Servicer allowed a prepayment on a date other than the applicable Due Date. The Sub-Servicer will not permit any Principal Prepayment with respect to any Mortgage Loan or Serviced Pari Passu Companion Loan without the written consent of the Master Servicer. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement setting forth the amount of the necessary Principal Prepayment calculated by the Sub-Servicer.

(23)           Reserved.

(24)         Section 3.14 is not incorporated herein. The Sub-Servicer shall not be liable for providing, disseminating, withholding or providing access to information in accordance with the terms of this Agreement or the Pooling and Servicing Agreement. To the extent that the Sub-Servicer has received written notice from the Master Servicer, that a Person is an Excluded Controlling Class Holder with respect to an Excluded Controlling Class Mortgage Loan, the Sub-Servicer shall not provide to such Excluded Controlling Class Holder any Excluded Information with respect to such Excluded Controlling Class Mortgage Loan. To the extent that the Sub-Servicer has received written notice from the Master Servicer, that the Special Servicer is a Borrower Party with respect to an Excluded Special Servicer Mortgage Loan, the Sub-Servicer shall not provide to such Special Servicer any Excluded Information with respect to such Excluded Special Servicer Mortgage Loan.

(25)         Section 3.17(a), (b), (d), (e). The Sub-Servicer shall promptly (but in no event later than the earlier of (i) thirty (30) days after completion and receipt of the related inspection report and (ii) December 15th of each year) forward to the Master Servicer a copy of all such inspection reports prepared by the Sub-Servicer. If any inspection report identifies a “life safety” or other material deferred maintenance item existing with respect to the related Mortgaged Property, the Sub-Servicer shall (x) promptly send to the related Borrower a letter identifying such deferred maintenance item and instructing the related Borrower to correct such deferred maintenance item and (y) shall notify the Master Servicer by email in accordance with Section 6.05 of this Agreement upon resolution of such “life safety” or deferred maintenance item. The Sub-Servicer may engage a third party at its cost to perform property inspections and prepare property inspection reports without first obtaining the consent of the Master Servicer; provided,

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that the Sub-Servicer shall remain obligated and primarily liable to the Master Servicer for satisfactory completion of the inspections and reports as required by this Agreement. With respect to any Mortgage Loan, the Sub-Servicer shall inform each ground lessor that any notices of default under the related Ground Lease should thereafter be forwarded to the Master Servicer and the Sub-Servicer.

(26)          Section 3.20.

(27)          Section 3.21 is not incorporated herein. Notwithstanding anything to the contrary in this Agreement or in the Pooling and Servicing Agreement, the Sub-Servicer shall not be obligated to and shall not make any Servicing Advances. The Sub-Servicer shall provide the Master Servicer with any information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether any Servicing Advance would constitute a Nonrecoverable Servicing Advance.

(28)          Section 3.23(a). The Sub-Servicer shall promptly notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Mortgage Loan or Serviced Pari Passu Companion Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Mortgage Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Mortgage Loan and Serviced Pari Passu Companion Loan shall resume.

(29)          Sections 3.23(b), (c), and (d) are not incorporated herein. The Sub-Servicer shall continue to process payments and maintain ongoing payment records with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan that becomes a Specially Serviced Loan and shall timely provide the Master Servicer and the Special Servicer with any information in it possession that is required by either to perform their respective duties under the Pooling and Servicing Agreement. Pursuant to Section 3.01(c)(20) of this Agreement, the Sub-Servicer shall be entitled to receive the Sub-Servicing Fee for so long as the Master Servicer receives its fee, with respect to each Specially Serviced Loan.

(30)          Sections 3.24(a), (b), (c), (d), and (f).

(31)          Section 3.24(e). The Sub-Servicer shall, in accordance with the Servicing Standard, use commercially reasonable efforts to exercise on behalf of the Trust any right of the Trust to recover any amounts owed by the Serviced Companion Loan Noteholders to the Trust Fund pursuant to the related Intercreditor Agreement (but in the case of any Serviced Subordinate Companion Loan, subject to Section 1.02 of the Pooling and Servicing Agreement). Sub-Servicer shall not make any Servicing Advances and will coordinate payment of any such Servicing Advances by the Master Servicer in accordance with Section 3.01(c)(27) of this Agreement.

(32)         Section 3.26. With respect to any modification, extension, waiver, consent or other action contemplated by Section 3.26 of the Pooling and Servicing Agreement, the Sub-Servicer shall perform the obligations of the Master Servicer under Section 3.26 of the Pooling and Servicing Agreement (including dealing directly with the Special Servicer on matters for which

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the Pooling and Servicing Agreement requires the Master Servicer to deal with the Special Servicer) without the prior review or approval of the Master Servicer, but subject to all requirements and restrictions set forth in Section 3.26 of the Pooling and Servicing Agreement; provided, however, that the Sub-Servicer shall copy the Master Servicer on all correspondence to the Special Servicer regarding such matters and the Sub-Servicer shall prepare any package and analysis necessary to obtain any required Rating Agency Confirmation and forward such package to the Master Servicer for the Master Servicer to deal with the Rating Agencies. Notwithstanding anything herein to the contrary, the Sub-Servicer will not permit or consent to any modification, extension, waiver, consent or other action contemplated by Section 3.26 of the Pooling and Servicing Agreement (except with respect to an action that is neither a Major Decision nor a Special Servicer Decision) without the prior written consent of the Special Servicer. To the extent the Pooling and Servicing Agreement requires the Master Servicer to obtain any necessary approval or consent of the Rating Agencies, the Master Servicer, not the Sub-Servicer, will deal directly with the Rating Agencies. When forwarding a request for the approval of any lease or renewal or extension thereof, the Sub-Servicer shall forward to the Special Servicer the information concerning such lease required by, and in the form of, Exhibit I attached hereto.

(33)       Section 3.27(a) and (g). To the extent the Intercreditor Agreement requires the consent or consultation with the Serviced Companion Loan Noteholder, the Sub-Servicer, not the Master Servicer, to the extent permitted under the Pooling and Servicing Agreement, will deal directly with the Serviced Companion Loan Noteholder.

(34)       Section 3.30 is not incorporated herein. Notwithstanding any provision herein to the contrary, the Sub-Servicer shall not make any request to a Rating Agency for a Rating Agency Confirmation; all such requests shall be made by, and as determined necessary by, the Master Servicer. The Sub-Servicer shall not orally communicate with any Rating Agency regarding any of the Loan Documents or any matter related to the Mortgage Loans, the related Mortgaged Properties, the related Borrowers or any other matters in connection with the Certificates or pursuant to this Agreement or the Pooling and Servicing Agreement. The Sub-Servicer agrees to comply (and to cause each and every subcontractor, vendor or agent for the Sub-Servicer and each of its officers, directors and employees to comply) with the provisions relating to communications with the Rating Agencies set forth in this Section 3.01(c)(34) and Section 3.30 of the Pooling and Servicing Agreement, shall not act in a manner that causes the Master Servicer to be in breach of Section 3.14 of the Pooling and Servicing Agreement and shall not deliver to any Rating Agency any report, statement, request for Rating Agency Confirmation or other information restricted by Sections 3.30 or 3.14 of the Pooling and Servicing Agreement.

All information described in the immediately preceding paragraph will be provided by, and all such communications, responses and requests described in the immediately preceding paragraph will be made by, the Master Servicer in accordance with the procedures required by the Pooling and Servicing Agreement. To the extent that the Master Servicer is required to provide any information to, or communicate with, the Rating Agency in accordance with its obligations under the Pooling and Servicing Agreement and such information or communication is regarding the Mortgage Loans, the Serviced Pari Passu Companion Loan or the sub-servicing by the Sub-Servicer under this Agreement, the Sub-Servicer shall provide the information to the Master Servicer necessary for the Master Servicer to fulfill such obligations.

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None of the foregoing restrictions in this Section 3.01(c)(34) prohibit or restrict oral or written communications, or providing information, between the Sub-Servicer and a Rating Agency or NRSRO with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Sub-Servicer, (ii) such Rating Agency’s or NRSRO’s approval of the Sub-Servicer as a commercial mortgage master, special or primary servicer or (iii) such Rating Agency’s or NRSRO’s evaluation of the Sub-Servicer’s servicing operations in general; provided, however, that the Sub-Servicer shall not provide any information relating to the Certificates or the Mortgage Loans to any Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency unless (x) Borrower, property or deal specific identifiers are redacted; (y) the Master Servicer confirms to the Sub-Servicer in writing that such information has already been provided to the 17g-5 Information Provider and does not provide such information to such Rating Agency until the earlier of (i) receipt of notification from the 17g-5 Information Provider that such information has been posted to the 17g-5 Information Provider’s Website and (ii) after 12:00 p.m. on the first Business Day following the day it has provided such information to the 17g-5 Information Provider; or (z) such Rating Agency has confirmed in writing to the Sub-Servicer that it does not intend to use such information in undertaking credit rating surveillance for any Class of Certificates; provided, that Rating Agencies and NRSROs may use information delivered under this clause (z) for any purpose to the extent it is publicly available (unless the availability results from a breach of the Pooling and Servicing Agreement or any other confidentiality agreement to which such Rating Agency is subject) or comprised of information collected by the applicable Rating Agency from the 17g-5 Information Provider’s Website (or another 17g-5 information provider’s website that they have access to) other than pursuant to Section 3.14(g) of the Pooling and Servicing Agreement.

The Sub-Servicer hereby expressly agrees to indemnify and hold harmless the Master Servicer and its respective officers, directors, shareholders, members, managers, employees, agents, Affiliates and controlling persons (each, an “Indemnified Party”), from and against any and all losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses), joint or several, to which any such Indemnified Party may become subject, under the Securities Act, the Exchange Act or otherwise, pursuant to a third-party claim, insofar as such losses, liabilities, damages, claims, judgments, costs, fees, penalties, fines, forfeitures or other expenses (including reasonable legal fees and expenses) arise out of or are based upon the Sub-Servicer’s breach of this Section 3.01(c)(34) (including, without limitation, a determination by a Rating Agency that it cannot reasonably rely on representations made by the Depositor or any Affiliate thereof pursuant to Rule 17g-5(a)(3), but solely to the extent such determination is caused by a breach of this Section 3.01(c)(34) by the Sub-Servicer), and will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, as such expenses are incurred.

(35)       Section 3.32. Section 3.32 is not incorporated by reference herein; however, to the extent that the Sub-Servicer has received written notice from the Master Servicer that a Person is an Excluded Controlling Class Holder with respect to an Excluded Controlling Class Mortgage Loan or that the Special Servicer is a Borrower Party with respect to an Excluded Special Servicer Mortgage Loan, any information or reports that solely relate to such Excluded Controlling Class Mortgage Loan or Excluded Special Servicer Mortgage Loan and/or the related Mortgaged

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Property(ies) delivered by the Sub-Servicer to the Master Servicer shall be delivered via e-mail in one or more separate files labeled “Excluded Information”.

(36)       Section 4.02(b) is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer, no later than 3:00 p.m. central time on the first Business Day following each Determination Date, by electronic transmission in the format designated by the Master Servicer, the CREFC® Financial File, the CREFC® Property File and the CREFC® Comparative Financial Status Report (except for the first two Distribution Dates), the CREFC® Loan Level Reserve/LOC Report, a CREFC® Loan Periodic Update File, a CREFC® Delinquent Loan Status Report and a CREFC® Servicer Watch List, CREFC® Total Loan Report, each providing the required information as of such Determination Date; provided that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require the delivery of the CREFC® Loan Periodic Update File, the Sub-Servicer shall not be required to deliver a CREFC® Loan Periodic Update File; provided, further, that from the Closing Date until thirty (30) days following written notice by the Master Servicer to the Sub-Servicer of the Master Servicer’s decision to require delivery of the CREFC® Delinquent Loan Status Report, the Sub-Servicer shall not be required to deliver a CREFC® Delinquent Loan Status Report. The Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format mutually agreed upon by the Master Servicer and the Sub-Servicer, not later than 2:00 p.m. central time on the Determination Date by electronic transmission in a format mutually agreed upon by the Master Servicer and the Sub-Servicer, (a) on a monthly basis, the Collection Report (the information in such report to be stated as of the Determination Date), (b) on a monthly basis, the CREFC® Loan Periodic Update File (subject to the proviso in the preceding sentence), and (c) on a quarterly basis, the information on the Mortgage Loans and the Serviced Pari Passu Companion Loan, including without limitation information regarding UCC Financing Statements, taxes, insurance premiums and ground rents on a quarterly basis, starting for the quarter ending September 30, 2019 (provided that the first such certification shall cover the period from the Closing Date to the end of such quarter), within thirty days of the end of such quarter, required by and in the form of Exhibit E attached hereto. The Sub-Servicer shall deliver to the Master Servicer on the first Business Day of each month by electronic transmission in the format designated by the Master Servicer a remittance report containing scheduled balance information for each Mortgage Loan and Serviced Pari Passu Companion Loan reflecting the scheduled Periodic Payment for such month in the form of Exhibit G attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to Section 3.01(c)(12) and Section 3.01(c)(37) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in the format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit G attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer, not later than 3:00 p.m. central time on the 25th day of each calendar month following each calendar quarter, a certification in the form of Exhibit J attached hereto regarding the reconciliation of the Sub-Servicer Collection Account and the Sub-Servicer Loan Combination Custodial Account as of the last day of the immediately preceding calendar month. Following the Closing Date, the Master Servicer shall provide a CREFC® Loan Setup File, CREFC® Property File and CREFC® Comparative Financial Status Report to the Sub-Servicer.

The Sub-Servicer shall promptly (but at least five (5) Business Days before the Master Servicer must deliver or make available such items under the Pooling and Servicing Agreement) deliver electronically to the Master Servicer all operating statements, rent rolls, budgets and

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financial statements collected by the Sub-Servicer. The Sub-Servicer shall electronically deliver to the Master Servicer in Microsoft Excel format promptly upon completion, and in any event, at least five (5) Business Days before Master Servicer must deliver or make available such reports, statements and files under the Pooling and Servicing Agreement, each CREFC® NOI Adjustment Worksheet and CREFC® Operating Statement Analysis Report.

(37)       Section 4.06 is not incorporated herein. The Sub-Servicer shall deliver to the Master Servicer on or before each Sub-Servicer Remittance Date the Sub-Servicer Remittance Amount allocable to the Mortgage Loans for such date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer and shall be made by 3:00 p.m. central time on such date. Each month, by 3:00 p.m. central time, on the first Business Day after receipt of any funds that would otherwise constitute a part of the Sub-Servicer Remittance Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Sub-Servicer Remittance Amount allocable to the Mortgage Loans for such date. Within one (1) Business Day after receipt of any delinquent payment on a Mortgage Loan with respect to which the Master Servicer has made an Advance, the Sub-Servicer shall remit to the Master Servicer such delinquent payment and any related Penalty Charges (excluding any amounts to which the Sub-Servicer is entitled as compensation pursuant to Section 3.12 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(20) of this Agreement). Section 3.01(c)(36) of this Agreement sets forth certain reporting requirements with respect to such remittances. If any check or other form of payment received by the Sub-Servicer from the Borrower with respect to a Mortgage Loan is returned for insufficient funds resulting in a payment default by the Borrower and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within three (3) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds. For the avoidance of doubt, this Section 3.01(c)(37) shall not apply to the Mortgage Loan relating to the Serviced Loan Combination for which funds will be remitted pursuant to Section 3.01(c)(12) of this Agreement.

(38)       Section 4.07 is not incorporated herein. Notwithstanding anything to the contrary in this Agreement or in the Pooling and Servicing Agreement, the Sub-Servicer shall have no obligation to and shall not make P&I Advances.

(39)       Sections 10.01, 10.02, 10.03, 10.05, 10.06, 10.07, 10.08, 10.09, 10.10(b), 10.11, 10.12, 10.13. The Sub-Servicer shall perform all obligations and be subject to all restrictions and requirements applicable to the Master Servicer or “Sub-Servicer” in such Sections. In addition, if the Sub-Servicer is a “Servicing Function Participant,” an “Additional Servicer” or “Reporting Servicer” it shall perform all obligations and be subject to all restrictions and requirements applicable to a “Servicing Function Participant”, an “Additional Servicer” or “Reporting Servicer” in such Sections. For purposes of this Section 3.01(c)(39), the Other Depositor and Other Trustee shall mean the Other Depositor and Other Trustee relating to the securitization of the Serviced Pari Passu Companion Loan. The Sub-Servicer shall cooperate with the Master Servicer, Trustee and the Depositor (and any Other Depositor and any Other Trustee) in connection with the satisfaction of the Trust’s (or the other trust’s) reporting requirements under the Exchange Act. It is hereby acknowledged that, as of the Closing Date, the Sub-Servicer is a Servicing Function Participant, a Reporting Servicer and an Additional Servicer.

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The Sub-Servicer shall cooperate fully with the Master Servicer (and any Other Depositor and any Other Trustee) and deliver to the Master Servicer (and any Other Depositor and any Other Trustee) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Master Servicer, the Certificate Administrator, the Depositor, the Other Depositor or any Other Trustee, as applicable, to permit the Depositor or such Other Depositor, as applicable, to comply with the provisions of Regulation AB and the related rules and regulations of the Commission and the Master Servicer to comply with its obligations under Article X of the Pooling and Servicing Agreement, together with such disclosures relating to the Sub-Servicer, or the servicing of the Mortgage Loans or Serviced Pari Passu Companion Loan, reasonably believed by the Depositor, the Certificate Administrator or the Master Servicer, or the Other Depositor, as applicable, in good faith to be necessary in order to effect such compliance.

Subject to other provisions of this Agreement restricting the right of the Sub-Servicer to retain subservicers or subcontractors, the provisions of Article X of the Pooling and Servicing Agreement regarding retaining a “Sub-Servicer,” “Subcontractor,” “Additional Servicer” or “Servicing Function Participant” shall be applicable to any sub-servicer, subcontractor or agent hired by the Sub-Servicer to perform any of its obligations hereunder and the Sub-Servicer shall comply with such provisions.

With respect to any period that the Sub-Servicer is a Servicing Function Participant or a servicer as contemplated by Item 1108(a)(2) of Regulation AB, the Sub-Servicer shall perform all obligations under Section 10.03 of the Pooling and Servicing Agreement applicable to a Servicing Function Participant or such a servicer (including, without limitation, any obligation or duty the Master Servicer is required under Section 10.03 of the Pooling and Servicing Agreement to cause (or use commercially reasonable efforts to cause) a Servicing Function Participant or such a servicer to perform).

Any Additional Form 10-D Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is a Servicing Function Participant, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Trustee to which the particular Additional Form 10-D Disclosure is relevant for Exchange Act reporting purposes)) within the time provided in Section 10.06 of the Pooling and Servicing Agreement.

The Sub-Servicer shall provide all reasonable cooperation (with respect to information regarding the Sub-Servicer, the Mortgage Loans or the Serviced Pari Passu Companion Loan) to enable the Master Servicer to provide any Additional Form 10-K Disclosure. Any Additional Form 10-K Disclosure and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Trustee to which such Additional Form 10-K Disclosure is relevant for Exchange Act reporting purposes)) by the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2020.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall provide a certification substantially in the form of Exhibit V attached to the Pooling and Servicing Agreement (on which the Master Servicer and its officers, directors and

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Affiliates, in addition to the Certification Parties, can reasonably rely) to the Master Servicer by the fifth (5th) Business Day prior to March 1st of each year in which the Trust is subject to the reporting requirements of the Exchange Act, commencing in March 2020. If the Sub-Servicer is a Servicing Function Participant, such certification shall also be provided to the Certifying Person by the time required by the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, such certification shall be delivered only to the Master Servicer. In addition, the Sub-Servicer (a) shall provide such information and assistance as may be reasonably required to cooperate with the Master Servicer in complying with Section 10.08 of the Pooling and Servicing Agreement and (b) shall cooperate with the Master Servicer’s reasonable requests in performing its due diligence for its certification under Section 10.08 of the Pooling and Servicing Agreement.

Any Form 8-K Disclosure Information and related Additional Disclosure Notification required to be delivered by the Sub-Servicer shall be delivered to the Master Servicer (and, if the Sub-Servicer is a Servicing Function Participant or an Additional Servicer, also to the Depositor and the Certificate Administrator (and any Other Depositor and Other Trustee to which such Form 8-K Disclosure Information is relevant for Exchange Act reporting purposes)) within the time provided in Section 10.09 of the Pooling and Servicing Agreement.

The Sub-Servicer (without regard to whether the Sub-Servicer is an Additional Servicer or a Servicing Function Participant) shall deliver its Officer’s Certificate required by Section 10.11 of the Pooling and Servicing Agreement to the Master Servicer on or before the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2020. If the Sub-Servicer is an Additional Servicer or a Servicing Function Participant, the Sub-Servicer shall also deliver such Officer’s Certificate to the Certificate Administrator, the Serviced Companion Loan Noteholder (or, if the Serviced Pari Passu Companion Loan is part of an Other Securitization, the applicable Other Depositor and Other Trustee), the Depositor, the 17g-5 Information Provider and, prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder within the time provided in Section 10.11 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not an Additional Servicer or a Servicing Function Participant, such Officer’s Certificate shall be delivered only to the Master Servicer.

The Sub-Servicer (without regard to whether the Sub-Servicer is a Servicing Function Participant) shall deliver the items required under Sections 10.12 and 10.13 of the Pooling and Servicing Agreement regarding itself (the “report on an assessment of compliance with Relevant Servicing Criteria” and “accountants’ report”) to the Master Servicer on or before the fifth (5th) Business Day prior to March 1st of each year, commencing in March 2020. If the Sub-Servicer is a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall also be delivered to the Certificate Administrator, the Depositor, the Trustee and the Serviced Companion Loan Noteholder (or, if the Serviced Pari Passu Companion Loan is part of an Other Securitization, the applicable Other Depositor and Other Trustee) and, solely with respect to the accountants’ report, the 17g-5 Information Provider and, prior to the occurrence and continuance of a Consultation Termination Event, the Directing Holder within the time provided in Sections 10.12 and 10.13 of the Pooling and Servicing Agreement, and if the Sub-Servicer is not a Servicing Function Participant, the report on an assessment of compliance with Relevant Servicing Criteria and accountants’ report shall be delivered only to the Master Servicer.

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If any Mortgaged Property that secures a Serviced Pari Passu Companion Loan is a “significant obligor” (within the meaning of Item 1101(k) of Regulation AB), the Sub-Servicer shall comply with Section 10.05(b) of the Pooling and Servicing Agreement and shall deliver such information and reports as provided therein to the Master Servicer at least five (5) Business Days before the Master Servicer must deliver such items.

Section 10.14 of the Pooling and Servicing Agreement shall be incorporated herein and apply to the Sub-Servicer for so long as the Sub-Servicer is a Servicing Function Participant or an Additional Servicer to the same extent such section applies to the Master Servicer. To the extent the Sub-Servicer is an Affected Reporting Party, the Sub-Servicer shall comply with the requirements set forth in Section 10.14 of the Pooling and Servicing Agreement and incorporated herein by reference, including, but not limited to, obtaining the consent of the Depositor or any Other Depositor, as applicable, and the Master Servicer (in each case, which consent shall not be unreasonably denied, withheld or delayed), to directly communicate with the Commission and negotiate a response and/or resolution with the Commission and copying the Master Servicer on all material communications with the Commission. All reasonable out-of-pocket costs and expenses incurred by the Depositor, any Other Depositor and the Master Servicer (including reasonable legal fees and expenses of outside counsel to the Depositor, any Other Depositor and the Master Servicer) in connection with the foregoing and any amendments to any reports filed with the Commission therewith shall be promptly paid by the Sub-Servicer upon receipt of an itemized invoice from the Depositor, the Other Depositor and/or the Master Servicer, as applicable.

The Sub-Servicer shall indemnify and hold harmless the Master Servicer (including any of its partners, directors, officers, employees or agents) against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and other costs and expenses incurred by the Master Servicer or such other Person arising out of (i) the failure to perform its obligations under this Section 3.01(c)(39), (ii) the failure of any Servicing Function Participant or Additional Servicer retained by it to perform its obligations under this Section 3.01(c)(39), (iii) any untrue statement or alleged untrue statement of a material fact contained in any information (x) regarding the Sub-Servicer or any Servicing Function Participant, Additional Servicer or Subcontractor engaged by it, (y) prepared by any such party described in clause (x) or any registered public accounting firm, attorney or other agent retained by such party to prepare such information and (z) delivered by or on behalf of such Sub-Servicer in connection with the performance of the Sub-Servicer’s obligations described in Article X of the Pooling and Servicing Agreement, or the omission or alleged omission to state in any such information a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Sub-Servicer shall be entitled to participate at its own expense in any action arising out of the foregoing and the Master Servicer shall consult with the Sub-Servicer with respect to any litigation or audit strategy, as applicable, in connection with the foregoing and any potential settlement terms related thereto (provided that any such consultation shall be nonbinding), (iv) negligence, bad faith or willful misconduct in the performance of its obligations set forth in this Section 3.01(c)(39), or (v) any Deficient Exchange Act Deliverable.

The Sub-Servicer shall indemnify and hold harmless each Certification Party, the Depositor, the Other Depositor, any employee, director or officer of the Depositor or any Other Depositor, and each other person, if any, who controls the Depositor or any Other Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and

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against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments and any other costs, fees and expenses incurred by such indemnified party arising out of (i) a breach of its obligations to provide any of the annual compliance statements or annual servicing criteria compliance reports or attestation reports pursuant to this Agreement, (ii) negligence, bad faith or willful misconduct on its part in the performance of such obligations, (iii) any failure by the Sub-Servicer, as a Servicer, to identify a Servicing Function Participant retained by it pursuant to Section 10.07 of the Pooling and Servicing Agreement or (iv) delivery of any Deficient Exchange Act Deliverable.

If the indemnification provided for in this Section 3.01(c)(39) is unavailable or insufficient to hold harmless any Certification Party, the Depositor, the Other Depositor or the Master Servicer, then the Sub-Servicer shall contribute to the amount paid or payable to the Certification Party, the Depositor, the Other Depositor or the Master Servicer as a result of the losses, claims, damages or liabilities of the Certification Party, the Depositor, the Other Depositor or the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Certification Party, the Depositor, the Other Depositor or the Master Servicer on the one hand and the Sub-Servicer on the other in connection with a breach of the Sub-Servicer’s obligations pursuant to this Section 3.01(c)(39).

(40)       Article XI is not incorporated herein. The Sub-Servicer shall cooperate fully with the Master Servicer and deliver to the Master Servicer any and all statements, reports, certifications, records and any other information in its possession necessary in the good faith determination of the Master Servicer to permit the Master Servicer to comply with its obligations under Article XI of the Pooling and Servicing Agreement.

Section 3.02       Merger or Consolidation of the Sub-Servicer.

The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, or any Person succeeding to all or substantially all of the servicing business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a business entity whose business includes the origination and servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated to the extent required by applicable law, (ii) must be an approved servicer of multifamily mortgage loans for Freddie Mac or Fannie Mae or a HUD-approved servicer, (iii) must be reasonably acceptable to the Master Servicer, (iv) shall have assumed in writing the obligations of the Sub-Servicer under this Agreement, and (v) must not be a Prohibited Party.

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Section 3.03       Limitation on Liability of the Sub-Servicer and Others.

Neither the Sub-Servicer nor any of the Affiliates, partners, shareholders, directors, officers, employees, members, managers, representatives or agents (including sub-servicers) of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such Person against liability for any breach of any representation, warranty or covenant made herein, or failure to perform its obligations in compliance with the Servicing Standard, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expense or liability specifically required to be borne by the Sub-Servicer without right of reimbursement pursuant to the terms hereof, or any liability which would otherwise be imposed by reason of willful misconduct, bad faith, fraud or negligence in the performance of obligations or duties hereunder or by reason of negligent disregard of obligations or duties hereunder. The Sub-Servicer and any Affiliate, representative, member, manager, director, officer, employee or agent (including sub-servicers) of the Sub-Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Sub-Servicer shall not appear in, prosecute or defend any legal action solely in the Master Servicer's name unless the Sub-Servicer obtains the Master Servicer's prior written consent. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Sub-Servicer shall be entitled to be reimbursed to the extent the Master Servicer is reimbursed therefor by the Trust. If and only to the extent provided pursuant to Section 6.03 of the Pooling and Servicing Agreement, the Sub-Servicer and its Affiliates, directors, members, managers, officers, employees, representatives and agents (including sub-servicers) shall be indemnified and held harmless by the Trust for any loss, liability or expense (including legal fees and expenses (including any such expenses incurred in enforcing this indemnity)) incurred in connection with any claim, loss, penalty, fine, foreclosure, judgment, liability or legal action relating to this Agreement or the Certificates, other than any loss, liability or expense (including legal fees and expenses (including any such expenses incurred in enforcing this indemnity)) incurred by reason of the Sub-Servicer’s bad faith, willful misconduct, fraud or negligence in the performance of its obligations or duties hereunder, or by reason of negligent disregard of such obligations or duties. The Sub-Servicer shall not have any direct rights of indemnification that may be satisfied out of assets of the Trust, but will be entitled to the indemnification described above only through the Master Servicer to the full extent that the Master Servicer is indemnified by the Trust for such amounts pursuant to the Pooling and Servicing Agreement.

Section 3.04       Sub-Servicer Resignation.

The Sub-Servicer shall not resign from its obligations and duties hereunder without giving the Master Servicer sixty (60) days prior written notice thereof or such lesser notice as may be acceptable to the Master Servicer to enable the Master Servicer to assume all of the Sub-Servicer’s rights, powers, duties and obligations under this Agreement; provided, however, that only fifteen (15) days prior written notice shall be required in connection with a resignation of the Sub-Servicer as a result of the Master Servicer’s failure to consent to any matters set forth in this Agreement; provided, further, that the Sub-Servicer, upon the determination that its duties hereunder are no

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longer permissible under applicable law and such incapacity cannot be cured by the Sub-Servicer, shall be permitted to resign without any such prior written notice, but shall give notice to the Master Servicer upon such resignation. Any such determination permitting the resignation of the Sub-Servicer pursuant to the second proviso of the preceding sentence shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer, which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer.

Section 3.05       No Transfer or Assignment of Servicing.

With respect to the responsibility of the Sub-Servicer to service the Mortgage Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer’s independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign or transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, without the prior written approval of the Master Servicer and the prior written consent of the Depositor, which consent will not be unreasonably conditioned, withheld or delayed. Notwithstanding the foregoing, prior to any assignment or transfer by the Sub-Servicer of this Agreement or the servicing hereunder (the “Sub-Servicing Rights”), the Sub-Servicer shall allow the Master Servicer an opportunity to bid on the purchase of such Sub-Servicing Rights. The Sub-Servicer may also solicit bids from any other parties independent of the Master Servicer. If after receipt by the Sub-Servicer of all bids, the Master Servicer is not the highest bidder, then the Sub-Servicer shall provide the Master Servicer the opportunity to (but not the obligation to) submit a second bid and final bid, which bid shall be given equal consideration with all other bids. The Sub-Servicer shall notify the Master Servicer upon the completion of any assignment (except to the Master Servicer as contemplated above) and provide any information applicable to the Sub-Servicer, as required pursuant to Section 10.03 of the Pooling and Servicing Agreement.

Section 3.06       Indemnification.

The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer, may sustain arising from or as a result of any willful misconduct, bad faith, fraud or negligence of the Master Servicer or Sub-Servicer, as applicable, in the performance of its obligations and duties under this Agreement or by reason of negligent disregard by the Master Servicer or Sub-Servicer, as applicable, of its duties and obligations hereunder or by reason of breach of any representations or warranties made by the Master Servicer or Sub-Servicer, as applicable, herein; provided, that such indemnity shall not cover indirect or consequential damages. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of

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actual prejudice. This Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

ARTICLE IV

SUB-SERVICER TERMINATION EVENTS

Section 4.01       Sub-Servicer Termination Events; Subservicer Third-Party Purchaser Non-Affiliate Covenant.

In case one or more of the following events (each, a “Sub-Servicer Termination Event”) by the Sub-Servicer shall occur and be continuing, that is to say:

(a)             any failure by the Sub-Servicer to deposit into the Sub-Servicer Collection Account, the Sub-Servicer Loan Combination Custodial Account or any Escrow Account, or to deposit into, or to remit to the Master Servicer for deposit into, the Collection Account or the Serviced Whole Loan Collection Account, as applicable, on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement, which failure continues unremedied for one (1) Business Day following the date on which such deposit or remittance is required to be made; or

(b)            the Sub-Servicer shall fail three (3) times within any two (2) year period to (i) timely make available and certify to the Master Servicer the information called for on Exhibit E attached hereto as required by Sections 3.01(c)(3), (6), (14) and (36) of this Agreement, which failure continues unremedied for five (5) Business Days after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure, or (ii) timely provide to the Master Servicer any required Collection Report which failure continues unremedied for five (5) Business Days; or

(c)             the Sub-Servicer shall fail three (3) times within any two (2) year period to timely provide to the Master Servicer any report or exhibit required by this Agreement to be provided to the Master Servicer, each of which failure continues unremedies for five (5) Business Days after the Sub-Servicer’s receipt of notice from the Master Servicer of such failure; provided that the Master Servicer may grant the Sub-Servicer a written waiver of any provision of this Agreement requiring a report or exhibit, which such report or exhibit shall not be subject to the terms of this clause (c) while such waiver is in effect; or

(d)            any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any of its other covenants or obligations contained in this Agreement which continues unremedied for a period of twenty-five (25) days (or (i)(A) ten (10) days in the case of failure to (1) pay the premium for any insurance policy required to be maintained under this Agreement or (2) maintain any other fidelity bonds, errors and omissions insurance or self-insurance required to be maintained under Section 3.01(c)(16) of this Agreement or (B) such shorter period (not less than two (2) Business Days) as may be required to avoid the commencement of foreclosure proceedings for unpaid real estate taxes or the lapse of insurance, as applicable, or (ii) thirty (30) days in the case of a failure to maintain the ratings set forth in Section 3.01(c)(2)(ii) in this Agreement) after the date on which written notice of such failure,

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requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer or, if affected thereby, by the Serviced Companion Loan Noteholder; or

(e)             any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 2.04(a) of the Pooling and Servicing Agreement as incorporated herein which materially and adversely affects the interests of the Master Servicer or any Class of Certificateholders or the Serviced Companion Loan Noteholder and which continues unremedied for a period of twenty-five (25) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer or, if affected thereby, by the Serviced Companion Loan Noteholder; or

(f)             a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged, undismissed or unstayed for a period of sixty (60) days; or

(g)            the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

(h)            the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or take any corporate action in furtherance of the foregoing; or

(i)              the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement; or

(j)              any Rating Agency (or, in the case of Serviced Companion Loan Securities, any Companion Loan Rating Agency) has (A) qualified, downgraded or withdrawn its rating or ratings of one or more Classes of Certificates or one or more classes of Serviced Companion Loan Securities, or (B) placed one or more Classes of Certificates or one or more classes of Serviced Companion Loan Securities on “watch status” in contemplation of rating downgrade or withdrawal, and, in the case of either of clauses (A) or (B), publicly citing servicing concerns with the Sub-Servicer as the sole or material factor in such rating action (and such qualification, downgrade, withdrawal or “watch status” placement has not been withdrawn by such Rating Agency (or in the case of Serviced Companion Loan Securities, any Companion Loan Rating Agency) within fifty (50) days of such event); or

(k)            the Sub-Servicer, if rated by Fitch, ceases to have a commercial primary servicing rating of at least “CPS3” from Fitch and that rating is not reinstated within fifty (50) days; or

(l)              any other event caused by the Sub-Servicer which creates a Servicer Termination Event with respect to the Master Servicer under the Pooling and Servicing Agreement; or

29

(m)          any failure by the Sub-Servicer to deliver any Exchange Act reporting items required to be delivered by the Sub-Servicer to the Master Servicer, the Certificate Administrator or the Depositor hereunder or under Article X of the Pooling and Servicing Agreement by the time required hereunder or under Article X of the Pooling and Servicing Agreement after any applicable grace periods or to the master servicer under any other pooling and servicing agreement that the Depositor is a party to by the due date required thereunder; or

(n)            any failure by the Sub-Servicer to perform in any material respect any of its covenants or obligations contained in this Agreement regarding creating, obtaining or delivering any Exchange Act reporting items required for any party to the Pooling and Servicing Agreement to perform its obligations under Article X of the Pooling and Servicing Agreement or under the Exchange Act reporting requirements of any other pooling and servicing agreement that the Depositor is a party to.

If any Sub-Servicer Termination Event shall occur and be continuing, then, and in each and every such case, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer or, with respect to any Sub-Servicer Termination Event under clauses (m) and (n) above, the Depositor, may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as Sub-Servicer under this Agreement and in and to the Mortgage Loans and the Serviced Pari Passu Companion Loan and the proceeds thereof. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Mortgage Loans, the Serviced Pari Passu Companion Loan or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under Section 4.01 of this Agreement, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans, the Serviced Pari Passu Companion Loan and related documents, or otherwise. The Sub-Servicer hereby acknowledges that the Serviced Companion Loan Noteholder shall be entitled to direct the Trustee to direct the Master Servicer to replace the Sub-Servicer with a successor sub-servicer for the Serviced Loan Combination pursuant to Section 7.01(c) of the Pooling and Servicing Agreement (the “Successor Sub-Servicer”) following a Sub-Servicer Termination Event. The Sub-Servicer agrees that if it is terminated pursuant to Section 4.01 of this Agreement, it shall promptly (and in any event no later than ten (10) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer or Successor Sub-Servicer, as applicable, with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer’s functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer’s responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer’s obligations hereunder, including, without limitation, the transfer within one (1) Business Day to the Master Servicer or the Successor Sub-Servicer, as applicable, for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to the Sub-Servicer Collection Account, the Sub-Servicer Loan Combination Custodial Account, the Collection Account, the Serviced Whole Loan Collection Account or any Escrow Account, or thereafter be received with respect to the Mortgage Loans and/or Serviced Pari Passu Companion Loan (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it

30

under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

In addition to any other rights the Master Servicer may have hereunder, (A) if the Sub-Servicer fails to remit to the Master Servicer when due the total remittance required to be remitted under this Agreement (whether or not such failure constitutes a Sub-Servicer Termination Event), then interest shall accrue on the amount of the total remittance and the Sub-Servicer shall promptly pay such remittance amount and interest on such remittance amount to the Master Servicer, and such interest shall accrue at a per annum rate equal to the Prime Rate from and including the date when such remittance was required to be made to but excluding the day when such remittance is actually made, and (b) if the Sub-Servicer fails to remit a single loan remittance more than five (5) days after the applicable single loan payment or collection was received by the Sub-Servicer, then interest shall accrue on the amount of such single loan remittance and the Sub-Servicer shall promptly pay such remittance amount and interest on such remittance amount to the Master Servicer, and such interest shall accrue at a per annum rate equal to the Prime Rate from and including the date when such remittance was required to be made to but excluding the date when such remittance is actually made.

The Sub-Servicer shall not be or become Risk Retention Affiliated with or a Risk Retention Affiliate of the Third-Party Purchaser. If the Sub-Servicer is or becomes Risk Retention Affiliated with or a Risk Retention Affiliate of the Third-Party Purchaser, the Sub-Servicer shall promptly notify the Master Servicer and the Sub-Servicer shall be terminated as Sub-Servicer under this Agreement pursuant to Section 5.01(v) below.

Section 4.02       Waiver of Defaults.

The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Sub-Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 4.03       Other Remedies of Master Servicer.

During the continuance of any Sub-Servicer Termination Event, so long as such Sub-Servicer Termination Event shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 of this Agreement, shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Sub-Servicer Termination Event.

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ARTICLE V

TERMINATION

Section 5.01       Termination. Except as otherwise specifically set forth herein, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee): (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) pursuant to Section 5.02 of this Agreement; (iv) at the option of any purchaser of one or more Mortgage Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Mortgage Loan or Mortgage Loans; (v) upon a Mortgage Loan becoming an REO Mortgage Loan or the Serviced Pari Passu Companion Loan becoming an REO Companion Loan, and only with respect to such Mortgage Loan or Serviced Pari Passu Companion Loan; (vi) upon termination of the Pooling and Servicing Agreement or (v) promptly following the Sub-Servicer being or becoming Risk Retention Affiliated with or a Risk Retention Affiliate of the Third-Party Purchaser.

Section 5.02       Termination With Cause.

The Master Servicer may, at its sole option, terminate any rights the Sub-Servicer may have hereunder with respect to any or all of the Mortgage Loans or the Serviced Pari Passu Companion Loan, as provided in Section 4.01 of this Agreement upon the occurrence of a Sub-Servicer Termination Event.

Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section 6.05 of this Agreement.

Additionally, the Depositor may terminate any rights the Sub-Servicer may have hereunder with respect to the Mortgage Loans and Serviced Pari Passu Companion Loan at any time following any failure of the Sub-Servicer to deliver any Exchange Act reporting item that the Sub-Servicer is required to deliver under Regulation AB or as otherwise contemplated by Article X of the Pooling and Servicing Agreement.

Section 5.03       Reserved.

Section 5.04       Termination of Duties with Respect to Specially Serviced Loans.

At such time as any Mortgage Loan becomes a Specially Serviced Loan, the obligations and duties of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease in accordance with Section 3.01(c) of this Agreement. The Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Loans to the extent set forth in Section 3.01 of this Agreement. If a Specially Serviced Loan becomes a Corrected Mortgage Loan, the Sub-Servicer shall commence servicing such Corrected Mortgage Loan pursuant to the terms of this Agreement.

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ARTICLE VI

MISCELLANEOUS

Section 6.01       Successor to the Sub-Servicer.

Concurrently with the termination of the Sub-Servicer’s responsibilities and duties under this Agreement pursuant to Sections 3.04, 4.01, 5.01 or 5.02 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer’s responsibilities, duties and liabilities under this Agreement.

Section 6.02       Inspection and Audit Rights; Financial Statements.

(a)             The Sub-Servicer agrees that, on reasonable prior notice, it will permit any representative of the Master Servicer, during the Sub-Servicer’s normal business hours, reasonable access at its principal servicing offices to examine all books of account, records, reports and other documents of the Sub-Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by accountants selected by the Master Servicer, and to discuss matters relating to the Mortgage Loans with the Subservicer’s officers and employees.

(b)            The Sub-Servicer shall, upon the request of the Master Servicer, make available its publicly available financial statements and other records relevant to the performance of the Sub-Servicer’s obligations hereunder.

Section 6.03       Closing.

The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Mortgage Loans and Serviced Pari Passu Companion Loan shall take place on the Closing Date. At the Master Servicer’s option, the closing shall be either by electronic mail or conducted in person, at such place as the parties shall agree.

The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

Section 6.04       Closing Documents.

The Closing Documents shall consist of all of the following documents:

(a)             to be provided by the Sub-Servicer:

(1)         this Agreement executed by the Sub-Servicer;

(2)         a Secretary’s Certificate of the Sub-Servicer, addressing certain organizational and authorization matters and reasonably satisfactory to the Master Servicer;

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(3)             [reserved]; and

(4)             the account certifications in the form of Exhibit F hereto required by Section 3.01(c)(7), (9) and (10) of this Agreement, fully completed; and

(b)            to be provided by the Master Servicer:

(1)             this Agreement executed by the Master Servicer; and

(2)             the Mortgage Loan Schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

(3)             the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

Section 6.05       Notices.

Except as provided herein, all demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

(i)      if to the Master Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

P.O. Box 25965

Shawnee Mission, KS 66225-5965

Attention: Executive Vice President - Division Head

Facsimile No.: 1-888-706-3565

Email: NoticeAdmin@midlandls.com and

MLSSubservicergroup@midlandls.com

or by delivery to:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin, Suite 300

Overland Park, KS 66210

Attention: Executive Vice President - Division Head

with a copy to:

Stinson LLP

1201 Walnut Street

Kansas City, Missouri 64106-2150

Attn: Kenda Tomes

Facsimile No.: (816) 412-9338

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(ii)	if to the Sub-Servicer:

Principal Real Estate Investors, LLC
801 Grand Avenue
DesMoines, Iowa 50392-1450
Attention: Steve Johnson, Managing Director
Telephone No.: (515) 246-7095
Fax No. (866) 850-4022
Reference: CD 2019-CD8
Email: Johnson.steven@principal.com

or such other address as may hereafter be furnished to the other party by like notice.

Any report, certification, data tape, statement, response to request for information or notice (other than a notice of breach of this Agreement, resignation, termination, or request for indemnification) required to be delivered under this Agreement may be provided electronically (including by electronic mail).

The notice address for the Depositor is set forth in Section 12.05 of the Pooling and Servicing Agreement. If the Master Servicer receives notice from the Depositor of an address change as contemplated by Section 12.05 of the Pooling and Servicing Agreement, the Master Servicer shall promptly notify the Sub-Servicer of such change.

Section 6.06       Severability Clause.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan or Serviced Pari Passu Companion Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

Section 6.07       Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

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Section 6.08       Governing Law; Waiver of Jury Trial; Consent to Jurisdiction.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, ANY ASSIGNMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY ASSIGNMENT.

TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING INVOLVING SUCH CLAIMS IN ANY SUCH COURT; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 6.09       Protection of Confidential Information.

The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Special Servicer, the Trustee or the Serviced Companion Loan Noteholder, without the Master Servicer’s prior written consent, any information pertaining to the Mortgage Loans, the Serviced Pari Passu Companion Loan or any borrower thereunder, except to

36

the extent that it is appropriate for the Sub-Servicer to do so (a) in working with third-party vendors, property inspectors, legal counsel, auditors, taxing authorities or other governmental agencies, (b) in accordance with this Agreement, (c) when required by any law, regulation, ordinance, court order or subpoena or (d) in disseminating general statistical information relating to the mortgage loans being serviced by the Sub-Servicer (including the Mortgage Loans and the Serviced Pari Passu Companion Loan) so long as the Sub-Servicer does not identify the Certificateholders, the Borrowers or the Mortgaged Properties; provided that the foregoing covenant shall not apply to information that becomes public knowledge other than by disclosure by the Sub-Servicer.

Section 6.10       Intention of the Parties.

It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Mortgage Loans and the Serviced Pari Passu Companion Loan. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Mortgage Loans and all rights related thereto and that the Serviced Companion Loan Noteholder remains the sole and absolute beneficial owner of the Serviced Pari Passu Companion Loan.

Section 6.11       Third Party Beneficiary.

The Depositor (with respect to Sections 3.01(c)(39), 4.01 and 5.02 of this Agreement) and the Trustee (for the benefit of the Certificateholders and the related Companion Loan Noteholder) and the Trustee (as holder of the Lower-Tier Regular Interests) shall each be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Trustee, the Trust, the Operating Advisor, the Certificate Administrator, the Special Servicer, any successor Master Servicer, or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom. The Depositor and each Certification Party shall be a third party beneficiary under this Agreement solely with respect to the obligations of the Sub-Servicer under Sections 3.01(c)(39), 4.01 and 5.02 of this Agreement.

Section 6.12       Successors and Assigns; Assignment of Agreement.

This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement (including, by reason of a Servicer Termination Event), the Trustee or its designee or any other successor to the Master Servicer may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement or, alternatively, may act in accordance with Section 7.02 of the Pooling and Servicing Agreement under the circumstances described therein (subject to Section 3.01(d) of the Pooling and Servicing Agreement).

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Section 6.13       Waivers.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 6.14       Exhibits.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 6.15       General Interpretive Principles.

The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

Section 6.16       Complete Agreement.

This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

Section 6.17       Further Agreement.

The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.18       Amendments.

This Agreement may only be amended with the mutual consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer or the Master Servicer hereunder shall be effective against the Sub-Servicer or the Master Servicer, as applicable, without the express written consent of the Sub-Servicer or the Master Servicer, as applicable (which consent shall not be unreasonably withheld).

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IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

CD 2019-CD8

Principal Sub-Servicing Agreement

PRINCIPAL REAL ESTATE, LLC

By:	/s/ Megan McConville
Name: Megan McConville
Title: Manager CMS Compliance & Surveillance

By:	/s/ Kent Jurgensen
Name: C. Kent Jurgensen
Title: Director - CMS Asset Management

CD 2019-CD8

Principal Sub-Servicing Agreement

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Property Name	Cut-Off Date Balance	Sub-Servicing Fee%
888 Figueroa Mortgage Loan (Note A-1)	$75,000,000.00	0.0100%
888 Figueroa Companion Loans (Note A-2 and Note A-3)	$40,000,000.00	0.0100%
171 Aberdeen	$41,000,000.00	0.0100%
Victory Plaza	$27,000,000.00	0.0400%
Boca Raton Design Center	$24,000,000.00	0.0100%
1440 N Dayton	$19,000,000.00	0.0100%
63 Spring Street	$18,500,000.00	0.0100%
Hilton Garden Inn Sugarland	$16,800,000.00	0.0100%
Bountiful Plaza	$8,900,000.00	0.0100%
Walmart Palm Desert	$7,425,000.00	0.0100%
Crown on 7th	$6,780,000.00	0.0100%
Floresta	$6,300,000.00	0.0100%

A-1

EXHIBIT B

[RESERVED]

B-1

EXHIBIT C

POOLING AND SERVICING AGREEMENT

Previously Delivered.

C-1

EXHIBIT D

[RESERVED]

D-1

EXHIBIT E

QUARTERLY SERVICING CERTIFICATION

Sub-Servicer: Principal Real Estate Investors, LLC

RE: Series CD 2019-CD8

Pursuant to the Servicing Agreement(s) between Midland Loan Services, a Division of PNC Bank, National Association and Sub-Servicer, we certify with respect to each mortgage loan and companion loan serviced by us for Midland Loan Services, a Division of PNC Bank, National Association that, as of the quarter ending, except as otherwise noted below:

•	All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.
•	Based on Sub-Servicer’s monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Servicing Agreement(s).
EXCEPTIONS:

Servicing Officer	Date

E-1

EXHIBIT F

FORM OF ACCOUNT CERTIFICATION

Securitization:
Sub-Servicer:

New Account	Change of Account Information

Indicate purpose of account (check all that apply):

Principal & Interest	Deposit Clearing
Taxes & Insurance	Disbursement Clearing
Reserves (non-interest bearing)	Suspense
Reserves (interest bearing)

Account Number:

Account Name:

Depository Institution (and Branch):

Name:

Street:

City, State, Zip:

Rating Agency: ______________________	Rating:________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by:

Signature:

Title:

Date:

Telephone: _____________________________	Fax: _____________________________

F-1

EXHIBIT G

FORM OF COLLECTION REPORT

Series _____

Month of ____________

G-1

EXHIBIT H

FORM OF CERTIFICATE OF INSURANCE

Sub-Servicer: Principal Real Estate Investors, LLC

Re: Series CD 2019-CD8

Pursuant to the Sub-Servicing Agreement(s) between Midland Loan Services, a Division of PNC Bank, National Association and Sub-Servicer, based on Sub-Servicer’s monitoring of the insurance in accordance with the Servicing Standard, we certify with respect to each Mortgage Loan and Serviced Pari Passu Companion Loan serviced by us for Midland Loan Services, a Division of PNC Bank, National Association that all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

Servicing Officer	Date

H-1

EXHIBIT I

NEW LEASE INFORMATION

Loan # ____________________________	Property Type: ______________________________	Tenant: _____________________________
Property Name/Address: ____________________________________________________________ ____________________________________________________________
Term (Years, Months): ___________________________	Sq Ft Gross Rentable: ____________________________	Net Rentable _____________________________
Begin Lease Date: ________________________________		Retail
End Lease Date: _________________________________		Office
Occupancy Date (if diff): ___________________________		Other

Minimum Rent                                                                    (S/SF/YR)

		(Mo/Yr)	Escalation:	CPI	Other
Change to	on
Change to	on
Change to	on
Change to	on

Percentage Rent

% Amount	For	% Rent Due:
	For		Monthly
	Up to		Quarterly
	Up to		Annually

Breakpoint                                                 S/Yr)                                 Sales Report Due:

(Mo/Yr)
Change to	on		Monthly
Change to	on		Quarterly
Change to	on		Annually

Recoveries
Taxes ____________________	Per ___________________________
Insurance _________________	Per ___________________________
Cam _____________________	Per ___________________________
HVAC____________________	Per ___________________________
Adver/Promo ______________	Per ___________________________
Per ___________________________
I-1

Per_____________________________
Management_________________	Per _____________________________
I-2

Renewal Options

Term ________________________	SF______________________________
Minimum rent__________________	Gross Rentable____________________
% Rent	Net Rentable

Landlord Costs
Alterations: ____________________________________________________________________
Commissions: __________________________________________________________________
Moving Allowances: _____________________________________________________________
Buyout Clauses: ________________________________________________________________
Other: ________________________________________________________________________

Building Insurance Requirements
Tenant maintains fire & ED on building(s); will need coverage to renew
Does not furnish building coverage
General liability naming landlord mortgagee as additional insured; will need coverage for review
General liability without mentioning landlord’s mortgagee; do not need coverage

Waiver of Subrogation
N/A
Mutual; will need endorsement
Landlord only; will need endorsement
Tenant only; do not need endorsement

Comments:

Attachments:
Original Lease
Original Subordination Agreement

I-3

EXHIBIT J

QUARTERLY SERVICING ACCOUNTS RECONCILIATION CERTIFICATION

Sub-Servicer: Principal Real Estate Investors, LLC

Re: Series CD 2019-CD8

Pursuant to the Sub-Servicing Agreement between Midland Loan Services, a Division of PNC Bank, National Association and the above named Sub-Servicer, I certify with respect to each transaction serviced by us, as noted above, for Midland Loan Services, a Division of PNC Bank, National Association that as of ______________________, all collection accounts and servicing accounts have been properly reconciled and the reconciliations have been reviewed and approved by Sub-Servicer’s management, except as otherwise noted below:

EXCEPTIONS:

Servicing Officer	Date

J-1

EXHIBIT K

TASK LIST

MASTER SERVICER/SUB-SERVICER TASK LIST (SECURITIZATION)

Note:	Some listed tasks designate more than one party to perform that function by placing an "X" in more than one column. In these instances the parties shall follow any specific guidance about the allocation of responsibilities in completing the task found in the terms of this Agreement. In the absence of specific allocation of obligations in this Agreement the parties shall work in good faith to allocate responsibilities in a fair and equitable manner
	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

1. Asset Files
Credit file management	X	X
Original collateral file (security)			X
Authorized parties list for request for release of collateral from Custodian	X
Provide access to Servicing Files and copies of Servicing Files or of specific docs upon request to the Master Servicer		X
Request delivery of files from Custodian upon request and certification of Sub-Servicer	X

2. Property Taxes
Preparation and delivery of quarterly servicing certification regarding taxes		X
Monitoring of tax status — Mortgage Loans with/without escrows		X
Recommendation of payment of taxes — Mortgage Loans with/without escrows		X
Notification of Advance requirement 5 Business Days prior to Advance being required		X
Payment of taxes — with sufficient escrows		X
Payment of taxes — with escrow shortfall	X

3. Property Insurance
Preparation and delivery of quarterly servicing certification regarding insurance		X
Monitoring of insurance status — Mortgage Loans with/without escrows		X
Ensure insurance carrier meets applicable qualifications		X
Ensure insurance in favor of the Master Servicer		X
Recommendation of payment or force placement of insurance with/without escrow		X
Notification of Advance requirement or force placement of insurance 5 Business Days prior to Advance being required		X
Payment of insurance — with sufficient escrows		X
K-1

	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

Payment of insurance or force placement — with escrow shortfall	X
If not a Major Decision
Preparation and presentment of claims		X
Collection of insurance proceeds		X
If a Major Decision
Preparation and presentment of claims		X
Collection of insurance proceeds		X

4. UCC Continuation Filings
Preparation and delivery of quarterly servicing certification regarding UCC’s		X
Maintain tickler system of refiling the dates on all Mortgage Loans		X
File UCC Continuation Statements		X
Pay recording fees		X
Monitor tickler system		X

5. Collection/Deposit/Distribution of P&I payments and Principal Prepayments
Collection and deposit of Mortgage Loan P&I payments		X
Remittance of available P&I payments to Master Servicer net of Sub-Servicing Fee then due and payable to Sub-Servicer from such funds		X
Provide Collection Reports to Master Servicer		X
Approval of prepayment premiums	X

6. Collection/Deposit/Disbursement of Reserves
Collection and deposit of reserves		X
Approval of disbursement of reserves – If neither a Major Decision nor a Special Servicer Decision		X
Approval of disbursement of reserves – If a Major Decision or a Special Servicer Decision	X1
Disbursement of reserves		X

7. Customer Billing Collection and Customer Service
Contact delinquent borrowers by phone 3 days after delinquent date		X
Send 30 day delinquent notices		X
Send notice of Balloon Payment to each Borrower one year, 180, and 90 days prior to the related Maturity Date		X

1 Or Special Servicer if required by Pooling and Servicing Agreement

K-2

	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

Provide copy of Balloon Loan notice to Master Servicer		X

8. Escrows
Setup and monitor Escrow Accounts including escrow analysis		X
Pay Borrower investment income required, if applicable		X
Prepare annual escrow analysis		X

9. Mortgage Loan payment history/calculation
Maintain Mortgage Loan payment history		X
Create payoff/reinstatement statements and telecopy or email to Master Servicer		X
Approve payoff calculations and telecopy or email approval to Sub-Servicer promptly (but no later than five (5) Business Days after receipt of request or such later date as necessary to obtain any consents or approvals required by any related Intercreditor Agreement or other related agreement)	X

10. Monitoring of Financial and Legal Covenants
Collect quarterly and annual operating statements, budgets, rent rolls and Borrower financial statements, as applicable		X
Deliver one (1) copy of quarterly and annual operating statements, budgets, rent rolls and Borrower financial statement, as applicable, promptly, but at least 5 Business Days before the Master Servicer must deliver or make available such items under the Pooling and Servicing Agreement		X

11. Borrower Inquiries/Performing Loans
Respond to routine billing questions		X
Assumptions & Due on sale:
Borrower contact and data gathering		X
Underwriting and analysis		X
Obtain Special Servicer approval of assumption		X
Approve assumption (if Special Servicer consents)		X
Close assumption (directly with Borrower)		X
Additional Liens, Monetary Encumbrances or Mezzanine Financing:
Borrower contact and data gathering		X
Underwriting and analysis		X
Obtain Special Servicer approval of additional lien monetary encumbrance or mezzanine financing		X
K-3

	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

Approve additional lien monetary encumbrance or mezzanine financing (if Special Servicer consents)		X
Close additional lien, monetary encumbrance or mezzanine financing (directly with Borrower)		X
Modifications, Waivers, Consents and Extensions (not otherwise provided in this Agreement):
Borrower contact and data gathering		X
Underwriting, analysis and recommendation		X
Approval of modification, waivers, consents and extensions (if neither a Major Decision nor a Special Servicer Decision)		X
Obtain any necessary Special Servicer approval of modification, waiver, consent and extensions (if a Major Decision or a Special Servicer Decision) and copy the Master Servicer on correspondence to the Special Servicer		X
Approve modification, waiver, consent and extensions (if a Major Decision or a Special Servicer Decision)	X2
Closing Documents and Closing		X
Response to request for Discounted Payoffs, Workouts, Restructures, Forbearances and Casualties	X
Condemnation (only with respect to Specially Serviced Loans the Master Servicer will perform such functions)	X	X

12. Reports due at or following Closing
Account Certifications (Exhibit F) - at Closing		X
Certificate of Insurance (Exhibit H) – 15 days after Closing		X
Initial CREFC Loan Setup File	X
Initial CREFC Property File	X
Initial CREFC Comparative Financial Status Report	X

13. Monthly Reporting
• CREFC Reports (CREFC Property File, CREFC Servicer Watch List, CREFC Comparative Financial Status Report, CREFC Loan Level Reserve/LOC Report and CREFC Total Loan Report)		X
• CREFC Loan Periodic Update File and CREFC Delinquent Loan Status Report upon 30 days’ written notice from Master Servicer		X
• Collection Report		X

2 Or Special Servicer if required by Pooling and Servicing Agreement

K-4

	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

14. Quarterly Reporting
• Quarterly Servicing Account (Exhibit J)		X
• Quarterly Servicing Certification (Exhibit E)		X
• CREFC NOI Adjustment Worksheet		X
• CREFC Operating Statement Analysis Report		X

15. Release of Collateral
Borrower contact and data gathering		X
Underwriting, analysis and recommendation		X
Approval of release (if neither a Major Decision nor a Special Servicer Decision)		X
Obtain any necessary Special Servicer approval of release (if a Major Decision or a Special Servicer Decision) and copy the Master Servicer on correspondence to the Special Servicer		X
Approve release (if a Major Decision or a Special Servicer Decision)	X3
Request delivery of files from Custodian	X
Preparation and recordation of release deeds all Mortgage Loans (full and partial)		X

16. Property Annual Inspections
Conduct site inspection		X
Deliver copy of site inspection to Master Servicer within 30 days after completion and receipt of such inspection report but not later than December 15 of each year		X

17. Preparation of IRS Reporting (l098s and 1099s or other tax reporting requirements) by January 31 of each year. Provide copy to Master Servicer upon request		X

18. Provide annual statement of compliance at the times and in the manner set forth in Section 3.01(c)(39) of this Agreement		X

19. Provide a report regarding Sub-Servicers assessment of compliance with servicing criteria and a report by a registered public accounting firm that attests to and reports on such assessment report at the times in the manner and as specified in Section 3.01(c)(39) of this Agreement		X

20. Compensation

3 Or Special Servicer if required by Pooling and Servicing Agreement

K-5

	MASTER SERVICER	SUB-SERVICER	CUSTODIAN

Sub-Servicing Fee and other fees payable to the Sub-Servicer by the B Note holders or the holders of the Serviced Pari Passu Companion Loans		X
Investment earnings on Sub-Servicer Collection Account and the Sub-Servicer Loan Combination Custodial Account		X
Investment earnings on tax & insurance reserves not payable to Borrower		X
Investment earnings on reserve accounts not payable to Borrower		X
Default charges to the extent collected from Borrower	X
Fees for late submission of financials to the extent collected from the Borrower		X

21. Defeasance
Coordinate, analyze and process defeasance request		X
Provide to Master Servicer certificate re satisfaction of defeasance requirements		X
Service Defeasance Loans		X
Retain all processing fees associated with a defeasance		X

K-6